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                                                                    EXHIBIT 23.2

    CONSENT OF MOHLER, NIXON & WILLIAMS ACCOUNTANCY CORPORATION, INDEPENDENT
                                  ACCOUNTANTS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 25, 2000 with respect to the financial statements of Adaptive Telecom, Inc. included in the Registration Statement (Form S-1) and related Prospectus of Metawave Communications Corporation.

                                          MOHLER, NIXON & WILLIAMS
                                          Accountancy Corporation

                                          /s/ Mohler, Nixon & Williams

Campbell, California
October 30, 2000